Exhibit 99.1
Investor Relations:
Brian Norris
Senior Vice President of Finance and Investor Relations
bnorris@evolvtechnology.com
Evolv Technology Reports Record Third Quarter Financial Results

– Company Reaffirms Previously Raised Outlook for 2023 and Issues Outlook for 2024 Above Street Consensus –

•Q3 Revenue of $20.2 million, up 22% year-over-year
•Q3 Ending ARR1 of $65.8 million, up 129% year-over-year
•Q3 Ending RPO2 of $221.1 million, up 102% year-over-year
•Q3 Ending Evolv Express® subscriptions of 4,014, up 137% year-over-year

Waltham, Massachusetts – November 10, 2023 – Evolv Technology (NASDAQ: EVLV), the leader in AI-based weapons detection security screening, today announced financial results for the quarter ended September 30, 2023, reaffirmed its previously raised business outlook for 2023 and issued its preliminary outlook for 2024..

Results for the Third Quarter of 2023
Total revenue for the third quarter of 2023 was $20.2 million, an increase of 22% compared to $16.5 million for the third quarter of 2022. Annual Recurring Revenue (“ARR”)1 was $65.8 million at the end of third quarter of 2023, an increase of 129% compared to $28.7 million at the end of the third quarter of 2022. Net income for the third quarter of 2023 was $6.0 million, or $0.04 per basic share and $0.03 per diluted share, compared to net loss of $(18.6) million, or $(0.13) per basic and diluted share, in the third quarter of 2022. Adjusted earnings (loss)3 for the third quarter of 2023 was $(12.0) million, or $(0.08) per diluted share, compared to adjusted earnings (loss)3 of $(18.6) million, or $(0.13) per diluted share, for the third quarter of 2022. Adjusted EBITDA3 for the third quarter of 2023 was $(11.1) million compared to $(18.0) million in the third quarter of 2022. As of September 30, 2023, the Company had cash, cash equivalents, marketable securities, and restricted cash of $140.4 million and no debt.

Results for the First Nine Months of 2023
Total revenue for the nine months ended September 30, 2023 was $58.6 million, an increase of 71% compared to $34.3 million for the nine months ended September 30, 2022. Net loss for the nine months ended September 30, 2023 was $(89.4) million, or $(0.60) per basic and diluted share, compared to net loss of $(58.1) million, or $(0.40) per basic and diluted share, in the nine months ended September 30, 2022. Adjusted earnings (loss)3 for the nine months ended September 30, 2023 was $(43.1) million, or $(0.29) per diluted share, compared to adjusted earnings (loss)3 of $(54.3) million, or $(0.38) per diluted share, for the nine months ended September 30, 2022. Adjusted EBITDA3 for the nine months ended September 30, 2023 was $(40.3) million compared to $(51.7) million in the nine months ended September 30, 2022.

The following table summarizes the breakdown of recurring and non-recurring revenue4 during each quarter:

	Three Months Ended September 30,			Nine Months Ended September 30,
	2023	2022	% Change	2023	2022	% Change
Recurring revenue	$14,377	$6,221	131%	$35,141	$13,984	151%
Non-recurring revenue	5,814	10,309	(44)%	23,456	20,326	15%
Total revenue	$20,191	$16,530	22%	$58,597	$34,310	71%

The following table summarizes operating cash flows during each quarter:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022
Net income (loss)	$5,999	$(18,615)	$(89,364)	$(58,102)
Non-cash (income) expense	(16,446)	1,771	51,784	4,403
Changes in operating assets and liabilities	12,544	(82)	30,922	(15,722)
Net cash provided by (used in) operating activities	$2,097	$(16,926)	$(6,658)	$(69,421)

Company Provides Preliminary Outlook for 2024
The Company today reaffirmed its business outlook for 2023 as previously raised on October 12, 2023 and provided a preliminary outlook for 2024. The Company's outlook is based on the current indications for its business, which may change at any time.

	2023 Business Outlook		2024 Business Outlook
Estimate ($ in millions)	Raised October 12, 2023	Issued November 9, 2023	Issued November 9, 2023
Total Revenue	$75-$77	Reaffirmed	~$115
ARR[1] (ARR) at 12/31/23	$73-$75	Reaffirmed	$108-$112
Adjusted Gross Margin[3]	43%-45%	Reaffirmed	~60%
Adjusted EBITDA[3]	($50-$53)	Reaffirmed	Improve by 40%+

Company to Host Live Conference Call and Webcast

The Company’s management team plans to host a live conference call and webcast at 4:30 p.m. Eastern Time today to discuss the financial results as well as management’s outlook for the business and other matters. The conference call may be accessed in the United States by dialing +1.877.692.8955 and using access code 825879. The conference call may be accessed outside of the United States by dialing +1.234.720.6979 and using the same access code. The conference call will be simultaneously webcast on the Company’s investor relations website, which can be accessed at http://ir.evolvtechnology.com. A replay of the conference call will be available for a period of 30 days by dialing +1.866.207.1041 or +1.402.970.0847 and using access code 4536095 or by accessing the webcast replay on the Company’s investor relations website at http://ir.evolvtechnology.com.
About Evolv Technology
Evolv Technology (NASDAQ: EVLV) is transforming human security to make a safer, faster, and better experience for the world’s most iconic venues and companies as well as schools, hospitals, and public spaces, using industry leading artificial intelligence (AI)-powered weapons detection and analytics. Its mission is to transform security to create a safer world to work, learn, and play. Evolv has digitally transformed the gateways in places where people gather by enabling seamless integration combined with powerful analytics and insights. Evolv’s advanced systems have scanned more than 1 billion people, second only to the Department of Homeland Security’s Transportation Security Administration (TSA) in the United States. Evolv has been awarded the U.S. Department of Homeland Security

(DHS) SAFETY Act Designation as a Qualified Anti-Terrorism Technology (QATT) as well as the Security Industry Association (SIA) New Products and Solutions (NPS) Award in the Law Enforcement/Public Safety/Guarding Systems category. Evolv Technology®, Evolv Express®, Evolv Insights®, Evolv Cortex AI®, and Evolv Extend™ are registered trademarks of Evolv Technologies, Inc. in the United States and other jurisdictions. For more information, visit https://evolvtechnology.com.
1 We define Annual Recurring Revenue, or ARR, as subscription revenue and the recurring service revenue related to purchase subscriptions for the final month of the quarter normalized to a one-year period. Our calculation of ARR is not adjusted for the impact of any known or projected future events (such as customer cancellations, upgrades or downgrades, or price increases or decreases) that may cause any such contract not to be renewed on its existing terms. In addition, the amount of actual revenue that we recognize over any 12-month period is likely to differ from ARR at the beginning of that period, sometimes significantly. This may occur due to new bookings, cancellations, upgrades, downgrades or other changes in pending renewals, as well as the effects of professional services revenue and acquisitions or divestitures. As a result, ARR should be viewed independently of, and not as a substitute for or forecast of, revenue and deferred revenue. Our calculation of ARR may differ from similarly titled metrics presented by other companies.

2 We define Remaining Performance Obligation, or RPO, as estimated revenues expected to be recognized in the future related to performance obligations that are unsatisfied or partially satisfied as of the end of the quarter.
3 Non-GAAP Financial Measures In this press release, the Company’s adjusted gross profit (loss), adjusted gross margin, adjusted operating expenses, adjusted operating income (loss), adjusted EBITDA, adjusted earnings (loss), and adjusted earnings per diluted share are not presented in accordance with generally accepted accounting principles (GAAP) and are not intended to be used in lieu of GAAP presentations of results of operations. Adjusted gross profit and adjusted gross margin exclude one-time items and stock-based compensation expense which management believes provides a more meaningful representation of contribution margin. Adjusted operating expenses is defined as operating expenses less one-time items, stock-based compensation expense, restructuring expenses, and loss on impairment of lease equipment which management believes provides a more meaningful representation of on-going operating expense levels. Adjusted EBITDA is defined as net income (loss) plus depreciation and amortization, share-based compensation, and certain other one-time expenses. Adjusted earnings (loss) is defined as net income (loss) plus stock-based compensation, change in fair value of derivative liability, change in fair value of contingent earn-out liability, change in fair value of contingently issuable common stock liability, change in fair value of public warrant liability, change in fair value of common stock warrant liability, restructuring expenses, loss on impairment of lease equipment, and certain other one-time expenses. Management presents non-GAAP financial measures because it considers them to be important supplemental measures of performance. Management uses non-GAAP financial measures for planning purposes, including analysis of the Company's performance against prior periods, the preparation of operating budgets and to determine appropriate levels of operating and capital investments. Management also believes non-GAAP financial measures provide additional insight for analysts and investors in evaluating the Company's financial and operating performance. However, non-GAAP financial measures have limitations as an analytical tool and are not intended to be an alternative to financial measures prepared in accordance with GAAP. We intend to provide non-GAAP financial measures as part of our future earnings discussions and, therefore, the inclusion of non-GAAP financial measures will provide consistency in our financial reporting. Investors are encouraged to review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measures included in this press release. The Company is unable to provide a reconciliation of Adjusted Gross Margin to GAAP Gross Margin and non-GAAP Adjusted EBITDA to Net Income (Loss), each measure's most directly comparable GAAP financial measure, on a forward-looking basis without unreasonable effort, because items that impact these GAAP financial measures are not within the Company’s control and/or cannot be reasonably predicted. These items may include, but are not limited to, predicting forward-looking share-based compensation, changes in the fair value of derivative liabilities, changes in the fair value of contingent earn out liabilities, changes in the fair value of contingently issuable common stock liabilities and changes in fair value of public warrant liabilities. Such information may have a significant, and potentially unpredictable, impact on the Company’s future financial results.
4 Recurring revenue includes the recurring portion of revenue associated with pure subscription contracts and hardware purchase subscription contracts. Non-recurring revenue includes revenue that is one-time in nature, such as product revenue, shipping revenue, and revenue from installation, training, and professional services.
Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. All statements contained in this press release other than statements of historical facts, including without limitation statements regarding our ability to meet our 2023 guidance for revenue, ARR, adjusted gross margin, and adjusted EBITDA, as well as our estimates for cash and cash equivalents for fiscal year 2023. Words such as “believe” “may,” “will,” “expect,” “should,” “could,” “anticipate,” “aim,” “estimate,” “intend,” “plan,” “believe,” “potential,” “continue,” “project,” “plan,” “target,” “is/are likely to” or the negative of these terms or other similar expressions are intended to identify forward-looking statements, though not all forward-looking statements use these words or expressions. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the following: expectations regarding the Company’s strategies and future financial performance, including its future business plans or objectives, prospective performance, competitors, revenues, products and services, pricing, operating expenses, market trends, liquidity, cash flows and uses of cash, and capital expenditures; the Company’s history of losses and lack of profitability; the Company’s reliance on third party contract manufacturing and a global supply chain; the rate of innovation required to maintain competitiveness in the markets in which the Company competes; the loss of designation of the Evolv Express system as a Qualified Anti-Terrorism Technology under the Homeland Security SAFETY Act; the ability for the Company to obtain, maintain, protect and enforce the Company’s intellectual property rights and use of “open source” software; the concentration of the Company’s revenues on a single solution; the Company’s ability to timely design, produce and launch its solutions, the Company’s ability to invest in growth initiatives and pursue acquisition opportunities; the limited liquidity and trading of the Company’s securities; risks related to existing and changing tax laws; geopolitical risk and changes in applicable laws or regulations; the possibility that the Company may be adversely affected by other economic, business, and/or competitive factors; operational risk; the impact of fluctuating general economic and market conditions; the need for additional capital to support business growth, which might not be available on acceptable terms, if at all; litigation and regulatory enforcement risks, including the diversion of management time and attention and the additional costs and demands on resources, and the Company’s ability to identify and implement digital advances in its technology. These and other important factors discussed under the caption “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2022 filed with the Securities and Exchange Commission ("SEC") on March 24, 2023, as may be updated from time to time in other filings we make with the SEC including our Quarterly Report on Form 10-Q for the quarter ended on June 30, 2023 that was filed with the SEC on August 10, 2023, could cause actual results to differ materially from those indicated by the forward-looking statements made in this press release.

These statements reflect management’s current expectations regarding future events and operating performance and speak only as of the date of this press release. You should not put undue reliance on any forward-looking statements. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee that future results, levels of activity, performance and events and circumstances reflected in the forward-looking statements will be achieved or will occur. Except as required by law, we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, after the date on which the statements are made or to reflect the occurrence of unanticipated events.

EVOLV TECHNOLOGY
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS
(In thousands, except share and per share data)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022
Revenue:
Product revenue	$3,191	$9,839	$19,188	$19,179
Subscription revenue	10,231	5,198	24,661	12,208
Service revenue	4,757	1,493	12,736	2,923
License fee and other revenue	2,012	—	2,012	—
Total revenue	20,191	16,530	58,597	34,310
Cost of revenue:
Cost of product revenue	3,153	12,960	21,453	23,513
Cost of subscription revenue	4,231	2,207	9,988	5,730
Cost of service revenue	1,417	1,138	3,588	3,392
Total cost of revenue	8,801	16,305	35,029	32,635
Gross profit	11,390	225	23,568	1,675
Operating expenses:
Research and development	6,409	5,616	18,193	13,947
Sales and marketing	13,919	11,746	40,336	33,169
General and administrative	11,273	8,839	31,073	29,268
Loss from impairment of property and equipment	28	626	322	1,038
Total operating expenses	31,629	26,827	89,924	77,422
Loss from operations	(20,239)	(26,602)	(66,356)	(75,747)
Other income (expense), net:
Interest expense	—	(188)	(654)	(489)
Interest income	1,791	1,052	4,597	1,611
Other expense, net	(64)	(57)	(67)	(57)
Loss on extinguishment of debt	—	—	(626)	—
Change in fair value of contingent earn-out liability	14,078	7,245	(17,353)	9,754
Change in fair value of contingently issuable common stock liability	2,277	1,081	(3,560)	2,529
Change in fair value of public warrant liability	8,156	(1,146)	(5,345)	4,297
Total other income (expense), net	26,238	7,987	$(23,008)	$17,645
Net income (loss)	$5,999	$(18,615)	$(89,364)	$(58,102)

Weighted average common shares outstanding
Basic	150,206,893	144,117,273	148,521,299	143,522,555
Diluted	173,976,375	144,117,273	148,521,299	143,522,555
Net income (loss) per share
Basic	$0.04	$(0.13)	$(0.60)	$(0.40)
Diluted	$0.03	$(0.13)	$(0.60)	$(0.40)

Net income (loss)	$5,999	$(18,615)	$(89,364)	$(58,102)
Other comprehensive income (loss)
Cumulative translation adjustment	34	45	1	35
Total other comprehensive income	34	45	1	35
Total comprehensive income (loss)	$6,033	$(18,570)	$(89,363)	$(58,067)

EVOLV TECHNOLOGY
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands, except share and per share data)
(Unaudited)

	September 30, 2023	December 31, 2022
Assets
Current assets:
Cash and cash equivalents	$99,617	$229,783
Restricted cash	1,000	—
Marketable securities	39,487	—
Accounts receivable, net	29,786	31,920
Inventory	7,826	10,257
Current portion of contract assets	3,667	2,852
Current portion of commission asset	3,908	3,384
Prepaid expenses and other current assets	16,500	14,388
Total current assets	201,791	292,584
Restricted cash, noncurrent	275	275
Contract assets, noncurrent	496	1,386
Commission asset, noncurrent	6,888	5,655
Property and equipment, net	93,995	44,707
Operating lease right-of-use assets	1,537	1,673
Other assets	1,483	1,835
Total assets	$306,465	$348,115

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$13,887	$18,194
Accrued expenses and other current liabilities	12,164	11,545
Current portion of deferred revenue	53,041	18,273
Current portion of long-term debt	—	10,000
Current portion of operating lease liabilities	1,655	1,114
Total current liabilities	80,747	59,126
Deferred revenue, noncurrent	19,478	17,695
Long-term debt, noncurrent	—	19,683
Operating lease liabilities, noncurrent	133	892
Contingent earn-out liability	31,571	14,218
Contingently issuable common stock liability	6,952	3,392
Public warrant liability	11,469	6,124
Total liabilities	150,350	121,130

Stockholders’ equity:
Preferred stock, $0.0001 par value; 100,000,000 authorized at September 30, 2023 and December 31, 2022; no shares issued and outstanding at September 30, 2023 and December 31, 2022	—	—
Common stock, $0.0001 par value; 1,100,000,000 shares authorized at September 30, 2023 and December 31, 2022; 150,661,124 and 145,204,974 shares issued and outstanding at September 30, 2023 and December 31, 2022, respectively	15	15
Additional paid-in capital	437,683	419,190
Accumulated other comprehensive loss	(9)	(10)
Accumulated deficit	(281,574)	(192,210)
Stockholders’ equity	156,115	226,985
Total liabilities and stockholders’ equity	$306,465	$348,115

EVOLV TECHNOLOGY
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)

	Nine Months Ended September 30,
	2023	2022
Cash flows from operating activities:
Net loss	$(89,364)	$(58,102)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	6,781	3,782
Write-off of inventory and change in inventory reserve	581	559
Adjustment to property and equipment for sales type leases	—	(625)
Loss from impairment of property and equipment	322	1,038
Stock-based compensation	17,303	15,513
Non-cash interest expense	22	14
Accretion of discount on marketable securities	(482)	—
Non-cash lease expense	136	602
Change in allowance for expected credit losses	237	100
Loss on extinguishment of debt	626	—
Change in fair value of earn-out liability	17,353	(9,754)
Change in fair value of contingently issuable common stock	3,560	(2,529)
Change in fair value of public warrant liability	5,345	(4,297)
Changes in operating assets and liabilities
Accounts receivable	2,107	(14,822)
Inventory	2,041	(4,401)
Commission assets	(1,757)	(1,656)
Contract assets	75	(1,938)
Other assets	352	(629)
Prepaid expenses and other current assets	(2,111)	(9,009)
Accounts payable	(6,396)	2,177
Deferred revenue	36,551	16,005
Accrued expenses and other current liabilities	278	(750)
Operating lease liability	(218)	(699)
Net cash used in operating activities	(6,658)	(69,421)
Cash flows from investing activities:
Development of internal-use software	(2,202)	(1,936)
Purchases of property and equipment	(51,646)	(17,554)
Proceeds from sale of property and equipment	60	312
Purchases of marketable securities	(58,652)	—
Proceeds from maturities of marketable securities	19,647	—
Net cash used in investing activities	(92,793)	(19,178)
Cash flows from financing activities:
Proceeds from exercise of stock options and warrants	616	571
Proceeds from long-term debt	1,876	—
Repayment of principal on long-term debt	(31,876)	(1,000)
Payment of debt issuance costs and prepayment penalty	(332)	—
Net cash provided by (used in) financing activities	(29,716)	(429)
Effect of exchange rate changes on cash and cash equivalents	1	35
Net increase (decrease) in cash, cash equivalents and restricted cash	(129,166)	(88,993)
Cash, cash equivalents and restricted cash
Cash, cash equivalents and restricted cash at beginning of period	230,058	308,167
Cash, cash equivalents and restricted cash at end of period	$100,892	$219,174

EVOLV TECHNOLOGY
SUMMARY OF KEY OPERATING STATISTICS
(Unaudited)

	Three Months Ended or as of,
($ in thousands)	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023
New customers	44	53	92	106	61	74	70
Annual recurring revenue	$16,641	$20,865	$28,741	$34,120	$42,021	$54,339	$65,774
Recurring revenue	$3,159	$4,604	$6,221	$7,388	$9,075	$11,689	$14,377
Remaining performance obligation	$63,750	$80,978	$109,407	$144,561	$161,813	$198,296	$221,126
Net additions	207	237	545	575	520	599	628
Ending deployed units	910	1,147	1,692	2,267	2,787	3,386	4,014

EVOLV TECHNOLOGY
RECONCILIATION OF GAAP OPERATING EXPENSES TO ADJUSTED OPERATING EXPENSES
(In thousands)
(Unaudited)

	Three Months Ended,
	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023
Operating expenses, GAAP	$24,760	$25,835	$26,827	$26,868	$27,256	$31,039	$31,629
Stock-based compensation	(3,819)	(4,781)	(6,298)	(6,771)	(4,898)	(6,505)	(5,454)
Restructuring expenses	(324)	13	—	—	—	—	—
Loss on impairment of lease equipment	(96)	(316)	(626)	(123)	(137)	(157)	(28)
Other one-time expenses	(1,107)	(2,298)	(69)	(41)	(53)	(683)	(945)
Adjusted Operating Expenses	$19,414	$18,453	$19,834	$19,933	$22,168	$23,694	$25,202

EVOLV TECHNOLOGY
RECONCILIATION OF GAAP GROSS PROFIT TO ADJUSTED GROSS PROFIT, GAAP GROSS MARGIN TO ADJUSTED GROSS MARGIN AND GAAP OPERATING INCOME (LOSS) TO ADJUSTED OPERATING INCOME (LOSS)
(In thousands)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022
Revenue	$20,191	$16,530	$58,597	$34,310
Cost of Revenue	8,801	16,305	35,029	32,635
Gross Profit, GAAP	11,390	225	23,568	1,675
Stock-based compensation	117	227	446	615
Amortization of capitalized stock-based compensation	12	6	33	15
Adjusted Gross Profit	$11,519	$458	$24,047	$2,305

Gross Margin %	56.4%	1.4%	40.2%	4.9%
Adjusted Gross Margin %	57.1%	2.8%	41.0%	6.7%

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022
Operating income (loss), GAAP	$(20,239)	$(26,602)	$(66,356)	$(75,747)
Stock-based compensation	5,571	6,525	17,303	15,513
Amortization of capitalized stock-based compensation	12	6	33	15
Restructuring expenses	—	—	—	311
Loss on impairment of lease equipment	28	626	322	1,038
Other one-time expenses	945	69	1,681	3,474
Adjusted Operating Income (Loss)	$(13,683)	$(19,376)	$(47,017)	$(55,396)

EVOLV TECHNOLOGY
RECONCILIATION OF GAAP NET INCOME (LOSS) TO ADJUSTED EBITDA
(In thousands)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022
Net income (loss)	$5,999	$(18,615)	$(89,364)	$(58,102)
Depreciation & amortization	2,694	1,432	6,781	3,782
Stock-based compensation	5,571	6,525	17,303	15,513
Interest expense (income)	(1,791)	(864)	(3,943)	(1,122)
Loss on extinguishment of debt	—	—	626	—
Change in fair value of contingent earn-out liability	(14,078)	(7,245)	17,353	(9,754)
Change in fair value of contingently issuable common stock liability	(2,277)	(1,081)	3,560	(2,529)
Change in fair value of public warrant liability	(8,156)	1,146	5,345	(4,297)
Restructuring expenses	—	—	—	311
Loss on impairment of lease equipment	28	626	322	1,038
Other one-time expenses	945	69	1,681	3,474
Adjusted EBITDA	$(11,065)	$(18,007)	$(40,336)	$(51,686)
EVOLV TECHNOLOGY
RECONCILIATION OF GAAP NET INCOME (LOSS) TO ADJUSTED EARNINGS (LOSS)
(In thousands, except share and per share data)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022
Net income (loss)	$5,999	$(18,615)	$(89,364)	$(58,102)
Stock-based compensation	5,571	6,525	17,303	15,513
Amortization of capitalized stock-based compensation	12	6	33	15
Loss on extinguishment of debt	—	—	626	—
Change in fair value of contingent earn-out liability	(14,078)	(7,245)	17,353	(9,754)
Change in fair value of contingently issuable common stock liability	(2,277)	(1,081)	3,560	(2,529)
Change in fair value of public warrant liability	(8,156)	1,146	5,345	(4,297)
Restructuring expenses	—	—	—	311
Loss on impairment of lease equipment	28	626	322	1,038
Other one-time expenses	945	69	1,681	3,474
Adjusted Earnings (Loss)	$(11,956)	$(18,569)	$(43,141)	$(54,331)

Weighted average common shares outstanding – diluted	150,206,893	144,117,273	148,521,299	143,522,555

Adjusted Earnings (Loss) Per Share – diluted	$(0.08)	$(0.13)	$(0.29)	$(0.38)